AM Draft: 5/20/2011

SECOND AMENDMENT TO
SENIOR SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT AND
NOTES

THIS SECOND AMENDMENT TO THE SENIOR SECURED CONVERTIBLE PROMISSORY NOTE AGREEMENT AND NOTES (the "Amendment") is entered into as of May __, 2011 (the "Effective Date"), by and among Amarantus Therapeutics, Inc., a Delaware corporation (the "Company"), each of the parties (collectively the "Investors" and individually an "Investor") severally listed on the Schedule of Investors attached hereto as Exhibit A, and Seahawk Capital Partners, Inc., as collateral agent on behalf of the Investors (the "Collateral Agent").

RECITALS

A.           WHEREAS, the Company has issued and sold 5% Secured Convertible Promissory Notes (the "Notes") to the Investors pursuant to the terms of that certain Senior Secured Convertible Promissory Note Purchase Agreement dated as of December 20, 2010 by and among the Company, the Investors named therein and the Collateral Agent, as amended by that certain Amendment to Senior Secured Convertible Promissory Note Purchase Agreement dated as of April 8, 2011 (the "Agreement").

B.           WHEREAS, the parties desire to amend the Agreement and the Notes to terminate the security interest in the Collateral (as defined in the Agreement) granted by the Company to the Investors in consideration for the issuance to the Investors of warrants to purchase capital stock of the Company and certain amendments to the Agreement as described herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended as follows:

1.           Termination of Security Interest. The security interest granted pursuant to Section 2 of the Agreement is hereby terminated and the Collateral Agent and each of the Investors hereby fully and completely releases any and all security interest they may have in the Collateral.

2.           Delivery of Termination Statement. Concurrently with the execution of this Agreement, Collateral Agent shall execute and file termination statements with respect to any and all Financing Statements (as defined in the Agreement) filed by or on behalf of Collateral Agent or the Investors with respect to the Collateral.

3.           Corresponding Amendments to Agreement and Notes. Sections 2, 4.7, 6.1(e), and 8.12 of the Agreement are hereby deleted in their entirety. Section 3 of each Note is hereby deleted in its entirety.

4.           Amendment to Conversion Provisions.

4.1.           Section 3.1(a) of the Agreement is hereby amended by deleting the number "$5,500,000" and replacing it with "$ 1,750,000."

4.2.           Section 3.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

"(a)           Next Equity Financing. In the event the Company consummates a Next Equity Financing during such time as any Note is outstanding. then (i) if the Company has undergone a Change of Control, the Company shall cause the Successor Entity to assume all of the Company's obligations under this Agreement and the Notes and (ii) the outstanding principal amount of each Note and all accrued interest thereon may, at the option of the holder of such Note, be converted into the capital stock of the Company or Successor Entity issued in the Next Equity Financing and subject to the same terms and conditions as all other participants in such Next Equity Financing: provided, however, the number of shares of such capital stock to be issued to each Investor upon such optional conversion shall be equal to the quotient obtained by dividing (x) the outstanding principal amount and all accrued interest due on the Note on the date of conversion by (y) an amount equal to a discount of 66.67% to the lowest price at which a share of capital stock is sold to the investors in the Next Equity Financing. In connection with the conversion pursuant to this Section 3.2(a), the Investor agrees to execute all agreements and documents applicable to investors in the Next Equity Financing."

5.           Amendments to Covenants of the Company. Section 4.9 is hereby amended and restated in its entirety to read as follows:

"4.9           The Company covenants and agrees with the Investors that from and after the date of this Agreement and until the Company's obligations under all of the Notes have been performed and paid in full:

(a)           Indebtedness.                        The Company shall not incur any
indebtedness for borrowed money except pursuant to an agreement that provides that the repayment of such indebtedness shall be subordinated to the repayment of the Notes. For the avoidance of doubt, indebtedness for borrowed money shall not include any indebtedness for the deferred purchase price of property or services or obligations to trade creditors incurred in the ordinary course of business.

(b)           Limitation on Liens. The Company will not create, incur, or assume any mortgage, deed of trust, or other lien or security interest securing a charge or obligation of or on any of its property, real or personal, whether now owned or hereafter acquired, except:

(1)           any lien or charge for a tax, assessment, or other
governmental charge that is not delinquent or remains payable without any penalty or the validity of which is contested in good faith by appropriate proceedings on stay of execution of the enforcement of the lien or charge:

(2)           deposits or pledges to secure (a) statutory
Obligations, (b) surety or appeal bonds, (c) bonds for release of attachment, stay of execution or injunction, or (d) performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or for purposes of like general nature in the ordinary course of business;

(3) mechanics', materialmen's, landlords', warehousemen's, carriers', or other like statutory or common law liens arising in the ordinary course of business for obligations that are not due and payable or that are being contested in good faith;

(4)  purchase-money security interest in personal property.

(c)           Compliance with Laws.  The Company will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations applicable to the Company, including, but not limited to, those relating to the conduct and licensing of the Company's business."

6. Issuance of Warrants.  In consideration for the termination of the security interest as set forth above, the Company shall issue a warrant to each Investor in substantially the form attached hereto as Exhibit B (each a " Warrant").

7. Registration Rights.  Whenever the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act"), the Company will give notice to Investor of its intention to effect such a registration.  The Company will include in such registration all Common Stock acquired by each Investor upon conversion of any Note or exercise of any Warrant (the "Registrable Common Stock") provided that (a) the Company has received written request for inclusion therein within ten (10) days following receipt of the Company's notice (a "Piggyback Registration"), and (b) such Piggyback Registration shall be available on the registration statement on which the Company is filing.  If the Company is selling securities in an underwritten offering and the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company may exclude Investor's Registrable Common Stock from such registration.  In order to participate in any underwritten offering hereunder, the Investor must (i) agree to sell his Registrable Common Stock on the basis provided in any underwriting arrangements approved by the Company and the holders of a majority of the securities to be included in such underwritten offering, and (ii) complete and execute all questionnaires, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8. Miscellaneous

8.1. Further Acts.  Each party hereto agrees to perform any further acts, and to execute and deliver (with acknowledgment, verification, and /or affidavit, if required) any further documents and instruments, as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Amendment and the transactions contemplated herein.

8.2. Effect on Agreement and Notes.  Except as specifically amended as set forth herein, all other terms of the Agreement and the Notes shall remain in full force and effect.

8.3. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same agreement, binding on the parties hereto.  The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof.

8.4. No Third Party Beneficiaries.  Except as otherwise provided herein, this Amendment is solely for the benefit of the parties hereto, and no other person or entity is entitled to rely upon or benefit from this Amendment or any term hereof or thereof.

8.5. Severability.  Every provision of this Amendment is intended to be severable.  If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid terms or provisions shall not affect the other terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

8.6. Governing Law; Actions; Waiver of Jury Trial.  The validity, interpretation and performance of this Amendment shall be construed under and controlled by the laws of the State of New York, without regard to its choice-of-law principles.  All disputes and controversies arising out of or in connection with this Amendment shall be resolved exclusively by the state and federal courts located in New York, NY, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

8.7. Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the Company and each Investor and their respective successors and assigns.  The Company may not assign its rights or interest under this Amendment without the prior written consent of the Requisite Holders (as defined in the Agreement).

[Signatures appear on the following page]

    IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Senior Secured Convertible Promissory Note Purchase Agreement as of the day and year first written above.

COMPANY:	AMARANTUS THERAPEUTICS, INC.

/s/ Martin D. Cleary
By: Martin D. Cleary
Its: Chief Executive Officer

COLLATERAL AGENT:	SEAHAWK CAPITAL PARTNERS, INC.

/s/ Michael Caridi
By: Michael Caridi
Its: Vice President

INVESTORS:	CHINA DISCOVERY INVESTMENTS LIMITED

/s/ M. Sieber
By: M. Seiber
Its: General Partner

SEAHAWK CAPITAL PARTNERS, INC.

/s/ Michael Caridi
By: Michael Caridi
Its: Vice President

/s/ Joyce N. Westmoreland
JOYCE N. WESTMORELAND

/s/ Richard G. David
RICHARD G. DAVID

EXHIBIT A

Schedule of Investors

Investor	Principal Amount of Note
China Discovery Investments Limited	$125,000.00
Seahawk Capital Partners. Inc.	$62,500.00
Jovce N. Westmoreland	$25,000.00
Richard G. David	$ 100,000.00

EXHIBIT A

EXHIBIT B

Form of Warrant

AM Draft: 5/20/2011

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS PROMULGATED UNDER THE SECURITIES ACT, A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECUIHTIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

WARRANT TO PURCHASE STOCK

OF

AMARANTUS THERAPEUTICS, INC.

Issue Date: May__,2011	Warrant No. 2011-___

THIS CERTIFIES that _________________________________(the "Holder") of this Warrant (this "Warrant"), has the right to purchase from AMARATUS THERAPEUTICS, INC., a Delaware corporation (the "Company"), the Agreed Number (as defined below) of fully-paid and nonassessable shares of the Company's Next Financing Stock (as defined below), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time during the Exercise Period (as defined below).

This Warrant has been issued in connection with the Second Amendment to Senior Secured Convertible Promissory Note Purchase Agreement and Notes, dated May __. 2011, among the Company, each of the Investors (as defined therein) and Seahawk Capital Partners., Inc., as collateral agent on behalf of the Investors (the "Second Amendment").

       1.   Definitions.    Thefollowing terms shall have the meaning assigned below:
(a) "Agreed Number" shall have the meaning as set forth in Section 2(b).
(b) "Business Day" means any day other than Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks in San Francisco are required or authorized by law to be closed.

(c) "Change of Control" means (A) a consummation of the acquisition of more than 50% of the outstanding stock of the Company (other than a stock financing principally for capital raising purposes), (B) the consummation of a merger, consolidation or other reorganization of the Company, if after giving effect to such merger, consolidation or other reorganization of the Company. the stockholders of the company immediately prior to such merger, consolidation or other reorganization do not hold a majority of the outstanding equity securities of the surviving or resulting entity after such merger, consolidation or other reorganization, or (C) the sale of all or substantially all of the stock of the Company to a third party.  Nowithstanding the foregoing. any such Change of Control shall be limited to the reorganization of the Company as contemplated in that certain term sheet dated October 27. 20 I 0 by and among the Company and Seahawk Capital Partners. Inc .. as such term sheet may be amended from time to time (the "Term Sheet").

(d)           "Exercise Price" means 100% of the purchase price per share of the Next
Financing Stock, as adjusted from time to time pursuant to Section 4 hereof.

              (e)    "Exercise Period" shall have the meaning set forth in Section 2(a).

(f)            "Next Equity Financing" means the next sale (in one or more closings) after the date hereof by the Company or any Successor Entity of its capital stock whereby the issuer commits to register the capital stock offered for sale in such financing by filing a registration statement in compliance with the Securities Act of 1933, as amended, and from which the Company or any Successor Entity receives gross proceeds of at least $1,750,000 (excluding any convertible promissory notes which are converted into such capital stock).

(g)           "Next Financing Stock" means the shares of capital stock sold in an offering which qualifies as a Next Equity Financing.

(h)            "Successor Entity" means any entity having beneficial ownership of at least a majority of the outstanding capital stock of the Company as a result of a Change of Control after the date hereof.

       2.   Exercise.

(a)           Exercise Period. This Warrant shall be exercisable at any time following the occurrence of a Next Equity Financing until five years from the date hereof. The period during which this Warrant may be exercised is referred to herein as the "Exercise Period".

(b)           Right to Exercise. Subject to the terms and conditions set forth herein, the
Holder shall have the right to exercise this Warrant at any time and from time to time during the Exercise Period as to all, but not less than all, of the Agreed Number of shares of Next Financing Stock covered hereby (the "Warrant Shares"). The "Agreed Number" of shares of the Company's Next Financing Stock that may be purchased by the Holder upon the exercise of this Warrant shall mean the quotient determined by dividing (a) the initial principal amount of the Note issued by the Company to the Holder by the Exercise Price.

(c)           Exercise Notice. In order to exercise this Warrant, the Holder shall deliver, at any time prior to 5:00 p.m. San Francisco time on the Business Day on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice") and, the Exercise Price by cash or by wire transfer of immediately available funds.

(d)           The Exercise Notice shall also state the name or names (with address) in which the shares of Next Financing Stock that are issuable on such exercise shall be issued. After delivery of the Exercise Notice, the Holder shall promptly deliver the original warrant to the Company for cancellation.

(e)           Holder of Record. The Holder shall for all purposes be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice as of 5:00 p.m. San Francisco time on the Exercise Dale. irrespective of the date of delivery of such Warrant Shares.

Except as specifically provided herein. nothing in this Warrant shall he construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

(f)           Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Next Financing Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

3.           Delivery of Warrant Shares Upon Exercise. Upon exercise pursuant to Section 1 of this Warrant, the Company shall issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein within a reasonable time not to exceed two business days if the Company's has appointed a transfer agent to administer its securities and five business days if it has not (the “Delivery Date”). The Company shall effect delivery of Warrant Shares to the Holder by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. The certificates representing the Warrant Shares may bear legends in accordance with the legend set forth on the face of this Warrant or applicable law.

4.           Adjustments. The Warrant Shares and the Warrant Exercise Price arc subject to adjustment as follows:

(a)           Adjustment for Change in Capital Stock.  If the Company:

(1)           pays a dividend or makes a distribution on its Next Financing Stock in shares of its Next Financing Stock or other shares of its capital stock.

(2)           subdivides or reclassifies its outstanding shares of Next Financing Stock into a greater number of shares: or

(3)           combines or reclassifies its outstanding shares of Next Financing Stock into a smaller number of shares:

then the number of Warrant Shares issuable upon exercise of the Warrant and the corresponding Warrant Exercise Price immediately prior to such action shall be proportionately adjusted so that the Holder may receive the aggregate number and kind of shares of capital stock of the Company that the Holder would have owned immediately following such action if the Warrant had been exercised immediately prior to such action.

The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)           Adjustment for Recapitalization. Reclassification. Exchange. Substitution.
Reorganization. Merger. Consolidation or Sale of Assets.  If a Reorganization occurs or the Next Financing Stock issuable upon exercise of the Warrant is otherwise changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a liquidation or subdivision or combination of shares or stock dividend or any other event otherwise provided for in this Section 4), then and in such event Holder shall have the right to purchase and receive the kind and amount of stock and other securities and property receivable upon such Reorganization or other change in an amount equal to the amount that the Holder would have been entitled to had it exercised such Warrant immediately prior to such Reorganization, recapitalization, reclassification or other change, all subject to further adjustment as provided herein. As a part of such Reorganization, recapitalization, reclassification or other change, provision shall be made by the Company so that the Holder shall thereafter be entitled to receive such stock, securities and property.

(c)           Notice of Adjustment. Upon any adjustment required by this Section 4, the
Company shall give written notice thereof, by national overnight delivery service with tracking capability, addressed to Holder at the address shown on the books of the Company, which notice shall state the increase or decrease, if any, in the Warrant Shares and Warrant Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(d)	Other Notices. In case at anytime:

(1)           the Company shall declare any dividend upon Next Financing Stock or make any other distribution to the holders of Next Financing Stock;

(2)           the Company shall ol1"cr for subscription pro-rata to the holders of Next Financing Stock any additional shares of stock of any class or other securities or rights;

(3)           there shall be any capital reorganization or reclassification of the capital stock of the Company, or any sale of substantially all of the Company's assets or merger (collectively, a
                   "Reorganization"); or

(4)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company (collectively. "Dissolution");

then the Company shall give, by national overnight delivery service with tracking capability, addressed to the Holder at the address shown on the books of the Company (i) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such Reorganization or Dissolution, and (iv) in the case of any Reorganization or Dissolution, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (ii) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Next Financing Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (iii) shall also specify the date on which the holders of Next Financing Stock shall be entitled to exchange their j ext Financing Stock for securities or other property deliverable upon such Reorganization or Dissolution, as the case may be.

5.           Distributions. If the Company distributes to any or all holders of its Next Financing Stock any of its assets (including but not limited to cash), securities (other than capital stock), or any rights or warrants to purchase securities (including but not limited to Next Financing Stock) of the Company, the Company shall, upon exercise by the Holder of this Warrant, make the same distribution to the Holder as though, immediately prior to the record date with respect to such distribution, the Holder owned the number of shares of Next Financing Stock the Holder could have purchased upon the exercise of the Warrant; provided, that the Company shall irrevocably deposit or cause to be deposited in a trust account for the benefit of the Holder an amount of money sufficient to pay such distribution, such distribution to be distributed by the trust to the Holder at the time this Warrant is exercised.

6.            Fractional Interests. No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Next Financing Stock or a right to acquire a fractional share of Next Financing Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the fair market value of one share of the Company's Next Financing Stock as of the Exercise Date, as determined in good faith by the Company's Board of Directors.

7.           Compliance With Securities Act Transfers.

(a)           The Holder, by acceptance of this Warrant, agrees that this Warrant and the
Warrant Shares are being acquired for investment and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act. In addition, this Warrant may not be transferred by Holder except to a transferee who has been issued a warrant pursuant to the Second Amendment.  Upon exercise of this Warrant, the holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Warrant Shares.

(b)           Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

8.           Benefits of this Warrant. This Warrant shall be for the sale and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

9.            Legends. The shares of Next Financing Stock issuable upon exercise of this Warrant will be subject to agreements between the initial Holder hereof and the Company relating to certain matters. Holder by accepting this warrant acknowledges and agrees that the following (or a substantially similar) legends will be placed on the certificates evidencing the Next Financing Stock:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

10.           Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

11.           Notice or Demands. Any notice. demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a reputable overnight courier, and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail. return receipt requested. postage prepaid), addressed as follows:

If to the Company:                               Amarantus Therapeutics. Inc.
c/o The Parknson's Institute
675 Almanor Ave.
Sunnyvale. CA 94085

(or such other address as may be designated by the Company in writing to Holder) and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

12.           Applicable Law. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York, without regard to the choice of law principals of said State. The exclusive venue of any action, suit counterclaim or cross claim arising under, out of, or in connection with this Agreement shall be the state or federal courts in New York. New York.

13.           Amendments. No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

14.           Entire Agreement. This Warrant constitutes the entire agreement and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

15.           Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

16.           Restrictions. The Holder acknowledges that the shares of Next Financing Stock acquired upon exercise of this Warrant, if not registered, will have restrictions on resale imposed by state and federal securities laws.

17.           Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as or the Issue Date.

AMARANTUS THERAPEUTICS, INC.
a Delaware corporation
/s/ Martin D. Cleary
By: Martin D. Cleary
Its: Chief Executive Officer

EXHIBIT A to WARRANT

EXERCISE NOTICE

The undersigned Holder hereby irrevocably exercises the right to purchase shares of the Financing Stock ("Warrant Shares") of AMARANTUS THERAPEUTICS, INC. evidenced by the attached Warrant (the "Warrant") as set forth below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Purchase   _______ Warrant Shares pursuant to the terms of the Warrant.

Payment of the Exercise Price required under such Warrant accompanies this notice.

Date: ________________

EXHIBIT A to
WARRANT

By: /s/ Jayakumar Patil
Name: Jayakumar Patil
Address: 1721 Corooba Lane, Unit C
Las Vegas, NV 89102
Telephone: (603) 714-4632

By: /s/ Purinma Patil
Name: Purinma Patil
Address: 1721 Corooba Lane, Unit C
Las Vegas, NV 89102
Telephone: (603) 714-4632

By: /s/ Gad Janay
Name: Gad Janay
Address: 4041 Ibis Point Circle
Boca Raton, FL 33431
Telephone: (561) 362-8342

By: /s/ Marlene Janay
Name: Marlene Janay
Address: 4041 Ibis Point Circle
Boca Raton, FL 33431
Telephone: (561) 362-8342

By: /s/ Richard Martella
Name: Richard Marella, JTWROS
Address: 28575 Danvers Court
Farmington Hills, MI 48334
Telephone: (248) 855-2787

By: /s/ Jennifer Martella
Name: Jennifer Matella, JTWROS
Address: 28575 Danvers Court
Farmington Hills, MI 48334
Telephone: (248) 855-2787

By: /s/ Joyce Westmoreland
Name: Joyce Westmoreland
Address: 6946 Moniteau Ct.
Baton Rogue, LA 70809
Telephone: (225) 927-7645

By: /s/ Timothy Ling
Name: Timothy Ling
Address: Fora Greenhouse Swilltub Lane
Bacton Suffolk 1R44HW UK
Telephone: 011-44-1449-781309

By: /s/ Richard Davis
Name: Richard Davis
Address: 6041 Loganwort Drive
Rockville, MD 20852
Telephone: (202 494-5904